UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22156

Millennium Investment & Acquisition Company Inc.

(Exact name of registrant as specified in charter)

301 Winding Road, Old Bethpage, NY 11804

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 212 750-0371

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Millennium Investment & Acquisition Company Inc.

Semi-Annual Report

June 30, 2016

Item 1. Reports to Stockholders.

MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

PORTFOLIO OF INVESTMENTS

JUNE 30, 2016

(Unaudited)

	Shares	Value
India — 30.73%
Financials — 30.73%
Private placement - 30.73%
SMC Global Securities LTD (cost $39,733,344)	13,304,690	$7,736,283

United States — 58.65%
Materials — 58.65%
Millennium HI Carbon, LLC (cost $2,175374)	N/A	14,763,375

Total Investments — 89.38% (Cost $41,908,718)		$22,499,658

Cash and other assets, less liabilities — 10.62%		2,673,587

NET ASSETS - 100.00%		$25,173,245

See accompanying notes which are an integral part of these financial statements.

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Millennium Investment & Acquisition Company Inc.

Semi-Annual Report

June 30, 2016

MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2016

(Unaudited)

Assets:
Investments, at fair value (Cost $42,001,507)	$22,499,658
Cash	2,830,993
Prepaid expenses and other assets	65,866
Total Assets	25,396,517

Liabilities:
Accrued expenses and other payables	27,810
Deferred Rent	195,462
Total Liabilities	223,272

Net Assets	$25,173,245

Net Assets Consist of:

Preferred shares; par value $0.0001 per share, 5,000 share authorized, no shares issued	$-
Common Stock; par value $0.0001 per share, 12,000,000 shares authorized, 10,959,814 issued and outstanding	1,096
Paid-in capital	52,400,025
Accumulated net investment loss	(4,532,423)
Net accumulated unrealized loss on investments	(20,817,739)
Accumulated realized loss on investments	(1,877,714)
Net Assets	$25,173,245

Net Asset Value Per Share:
Net assets	$25,173,245

Basic and diluted shares of common stock outstanding	10,959,814

Net asset value (Net Assets/Shares of Common Stock Outstanding)	$2.30

See accompanying notes which are an integral part of these financial statements.

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Millennium Investment & Acquisition Company Inc.

Semi-Annual Report

June 30, 2016

MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2016

(Unaudited)

Investment Income:
Dividend income	$-
Other income	126,967
Total Income	126,967

Operating Expenses:
Franchise tax	9,415
Insurance expense	24,441
Miscellaneous expenses	1,026
Officer expense	180,000
Trustee fees	6,000
Rent expense	2,912
Public company expenses	22,653
Total Operating Expenses	246,447

Net Investment Income	(119,480)

Realized and Unrealized Gain on Investments:
Net change in unrealized loss on investments	708,215
Net realized loss on investment	(512,920)
Net Realized and Unrealized Gain on Investments:	195,295

Net Increase in Net Assets Resulting From Operations	$75,815

See accompanying notes which are an integral part of these financial statements.

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Millennium Investment & Acquisition Company Inc.

Semi-Annual Report

June 30, 2016

MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
	(unaudited)

Operations:
Net investment (loss) income	$(119,480)	$(99,281)
Net change in unrealized loss on investments	708,215	16,211,274
Net realized loss on investment	(512,920)	(1,189,620)
Net Increase in Net Assets Resulting from Operations	75,815	14,922,373

Capital Transactions:
Proceeds from issuance of Common Stock	-	1,342,310

Net Assets:
Beginning of year	25,097,430	8,832,747
End of period*	$25,173,245	$25,097,430

* Millennium Investment & Acquisition Company Inc. does not have any undistributed net investment income.

See accompanying notes which are an integral part of these financial statements.

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Millennium Investment & Acquisition Company Inc.

Semi-Annual Report

June 30, 2016

MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2016

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations	$75,815

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Unrealized loss on private placement	(708,215)
Proceeds from partial sale of private placement	369,737
Realized loss on private placement	512,920
Investment in Millennium HI Carbon, LLC	(482,153)
Changes in operating Assets and Liabilities:
Prepaid expenses and other assets	(24,740)
Accrued expenses and other payables	(140,251)
Deferred rent	92,400
Net Cash Provided by Operating Activities	(304,487)

Net increase in cash for the year	$(304,487)

CASH:
Cash at beginning of year	3,135,480
Cash at end of period	$2,830,993

See accompanying notes which are an integral part of these financial statements.

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Millennium Investment & Acquisition Company Inc.

Semi-Annual Report

June 30, 2016

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Common Stock Outstanding Through Each Period

	6 Months Ended	For the Year Ended December 31,
	June 30, 2016**	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$2.29	$1.07	$0.91	$2.72	$2.64	$3.02
Income (Loss) from Investment Operations:
Net investment (loss) income*	(0.01)	(0.01)	0.03	0.09	(0.02)	(0.05)
Net realized and unrealized gain (loss)*	0.02	1.04	0.13	(1.90)	0.10	(0.33)
Total from investment operations	0.01	1.03	0.16	(1.81)	0.08	(0.38)

Net Asset Value, End of Period	$2.30	$2.29	$1.07	$0.91	$2.72	$2.64

Market Value, End of Period	$0.75	$0.58	$0.62	$1.14	$0.75	$0.67

Total Return	29.31%	-6.45%	-45.61%	52.00%	11.94%	-73.73%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$25,173	$25,097	$8,833	$7,485	$22,380	$21,680
Ratio of operating expenses to average net assets	0.98%	1.90%	4.91%	3.69%	3.68%	3.75%
Ratio of net investment gain (loss) to average net assets	-0.5%	-0.59%	6.23%	7.40%	-0.66%	-1.74%
Portfolio Turnover Rate	4.8%	25.6%	0%	0%	0%	0%

* Calculated based on average shares outstanding
** Unaudited

See accompanying notes which are an integral part of these financial statements.

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1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Millennium India Acquisition Company Inc. (“MIAC” or the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction (a “Business Combination”) with an operating business or businesses that have operations primarily in India (a “Target Business”). In January 2008, the acquisition of a 14.75% equity interest in the SMC Group was consummated by the Company upon approval by public stockholders. For stockholders who voted to not approve the acquisition 842,625 shares were redeemed for $6,736,949. As a result of its plan to invest substantially all of its assets in SMC Group stock, MIAC was required to register with the SEC as a closed-end, non-diversified investment company under the Investment Company Act of 1940 (the “Act”). As a registered investment company, MIAC is subject to the Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.

In March 2008, MIAC’s interest was reduced to 14.44% due to Bennett Coleman & Co., a leading New Delhi based financial media and investment firm investing in SMC Group. In May 2009, the merger of SMC Group’s two underlying companies, SAM Global Securities Limited (“SAM”) and SMC Global Securities Limited (“SMC Global”) was finalized. In June 2009, MIAC’s interest was increased to 15.14% with the shares of SAM and SMC Global (1,298,400 and 1,730,026 shares, respectively) converting to 1,586,738 shares of SMC Global. On July 2, 2011, as previously announced, Sanlam, which is engaged in the business of portfolio management consultancy, increased its stake in SMC Global to a total of approximately 8.36%, by purchasing an additional 3.25% equity stake in SMC Global which reduced MIAC’s equity interest in SMC Global to approximately 14.03%. On July 31, 2012, SMC Global held a shareholder meeting and consented to a stock-split of the equity shares of the Company 10:1, increasing MIAC’s position of 1,586,738 shares to 15,867,380 shares. On December 12, 2013, the Company announced that it sold 1,131,345 shares of its investment in SMC Global, reducing MIAC’s equity interest in SMC Global to 13% (See Note 3).

On October 3, 2013, MIAC announced that public efforts by MIAC shareholder Hudson Bay Partners, LP (“HBP”) to secure shareholder support for the replacement of MIAC’s Board of Directors with a new director slate resulted in the delivery to MIAC of written consents representing more than 50% of the outstanding shares. Accordingly, all of HBP’s director nominees were appointed to the MIAC Board of Directors (the “Board”) including the principal of HBP, David H. Lesser, our CEO and Chairman.

On March 4, 2014, our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) was amended to reduce the number of the Company’s shares of authorized capital stock from 45,005,000 to 12,005,000. Our Certificate of Incorporation currently authorizes the issuance of 12,000,000 shares of common stock and 5,000 shares of preferred stock, in each case with a par value of $0.0001 per share.

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Effective June 11, 2014, the Fund completed a corporate reorganization which has resulted in the change of its name to Millennium Investment & Acquisition Company Inc. from Millennium India and Acquisition Company Inc., under the laws and procedures of Delaware, the state where the registrant is incorporated. The corporate reorganization was undertaken following a change of investment policy, pursuant to which the registrant’s Board of Directors decided to abandon the registrant’s former policy of investing at least 80% of the value of its net assets and borrowings in equity securities of companies operating in India. In conjunction with the change in investment policy, the Board effected the change of name to remove reference to India, in compliance with the U.S. Investment Company Act of 1940 and the rules thereunder.

The following is a summary of significant accounting policies followed by the Company in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the U.S.A. (“GAAP”).

(a) Valuation of Investments

Fair Value of Financial Instruments—The Company’s investments are valued at (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by the Company’s Board pursuant to procedures approved by our Board. Except as otherwise specifically provided in the valuation procedures the Company will value portfolio securities for which market quotations are readily available at market value. The Company values all other securities and assets, including the shares of SMC Global, at fair value as determined in good faith in accordance with the valuation procedures approved by our Board. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined under the Company’s procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on the Company’s assets by other market participants, and the differences could be material.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. The Company has a significant investment in stock ownership of SMC Global, which is listed, but not traded on the New Delhi Stock Exchange and Gauhati Stock Exchange. The Company values its position in SMC Global based on a valuation methodology that includes the examination of, among other things, (1) the nature and price (if any) of the portfolio security; (2) whether any broker quotations for the portfolio security are available; (3) the last sale price of the portfolio security; (4) whether any other financial or derivative security traded on other markets or among dealers is indicative of the appropriate price; (5) whether values of baskets of securities, or indices, traded on other markets, exchanges, or among brokers are indicative of the appropriate price; (6) the extent to which the fair value to be determined for the portfolio security will result from the use of data or formulas produced by third parties independent of management; (7) the liquidity or illiquidity of the market for the particular portfolio security; (8) the financial statements and condition of SMC; (9) general information concerning the issuer’s business including, without limitation, material developments in business prospects, management changes, litigation, governmental approvals, actions and contracts and extraordinary events; (10) the competitive position of the issuer’s major products, the demand therefore or any material changes in the marketplace; (11) general and specific market trends and the existence of any merger proposals, tender offers or other similar corporate actions affecting the securities; (12) the financial position of SMC; (13) the market value of any unrestricted securities of the same class; (14) the availability of registration rights; (15) legal or other restrictions on the disposition of the securities (including any registration expenses that might be borne by the Company in connection with such disposition); (16) the characteristics of the market in which the securities are purchased and sold; (17) the market value of similar securities of the same issuer or comparable companies; (18) in the case of securities that trade primarily in markets that close before the valuation time, financial market or other developments that occur after such market close but before the valuation time; (19) changes in interest rates; (20) observations from financial institutions; (21) government (U.S. or non-U.S.) actions or pronouncements; (22) other news events; (23) for securities traded on non-U.S. markets, the value of non-U.S securities traded on other non-U.S. markets, ADR trading, closed-end fund trading, non-U.S. currency exchange activity, the trading prices of financial products that are tied to baskets of non-U.S. securities (such as ADRs and World Equity Benchmark Shares) and futures contracts or other derivative securities based on indices representative of the appropriate market; and (24) the nature and duration of any material event and the forces influencing the operation of financial markets, factors relating to the event that precipitated the problem, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

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For all securities held by the Company, when market quotations or other information used in valuing such securities are not readily available or current or otherwise appropriate, management may be required to supply an “unobservable input” or determine whether to adjust a supplied price, as described below.

Generally, management must act reasonably and in good faith in considering all appropriate information available to it in identifying fair valuation situations and may consult with, as appropriate, investment personnel, general news and financial market information sources, industry sources, regulatory authorities, other market participants and legal, compliance and accounting personnel. Management has also engaged the services of third-party vendors to assist it. Management may believe at times that a significant event affecting a portfolio security has occurred that would require it to adjust a supplied price. In the case of holdings denominated in foreign currencies, management converts the values of fund assets nominally reported in foreign currencies into U.S. Dollars daily at the valuation time. The Company is responsible for monitoring currency prices and related markets to identify significant events that call into question whether the exchange rate (established as of an earlier pricing time) applied to a security denominated in a foreign currency reliably represents the security’s market value at the valuation time.

In determining the fair value of securities held by the Company, no single factor is determinative. Each Director may have accorded a different weight, or no weight, to different factors and, thus, each Director may have had a different basis for his ultimate determination of value.

The fair values of the Company’s assets and liabilities that qualify as financial instruments approximate their carrying amounts presented in the statement of assets and liabilities at June 30, 2015.

10

The Company utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016 for the Company’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Private Placements	$-	$-	$7,736,283	$7,736,283
Materials	$-	$-	$14,763,375	$14,763,375
Total	$-	$-	$22,499,658	$22,499,658

There were no transfers into or out of Level 1 and Level 2 during the year. It is the Company’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting year.

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The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Private	Millennium
	Placement	HI Carbon	Total
Beginning balance	$7,910,724	14,281,222	$22,191,946
Investment in Millennium HI Carbon, LLC	-	482,153	482,153
Partial sale of private placement	(882,656)	-	(882,656)
Change in unrealized (loss) on investment	708,215	-	708,215
Ending Balance	$7,736,283	$14,763,375	$22,499,658

In valuing its investment in SMC Global, the Company uses a valuation model, in addition to the previously disclosed valuation factors, which considers revenue, earnings and book value multiples of comparable companies as well as transactions with respect to similar securities.

As of June 30, 2013, MIAC valued its investment in SMC Global at $21,804,829 ($1.37 per SMC share). As described in MIAC’s annual report to shareholders for the year ended December 31, 2013, the new management of MIAC appointed in October 2013 reviewed the valuation methodology and conclusions used by MIAC previously to value its SMC Global holding, and established a new valuation for that holding of $6,500,000 ($0.41 per SMC share). The principal change in valuation approach between the old valuation and the new was the re-weighting certain valuation metrics. The new management gave a greater weighting to the valuation of the investment based on a Multiple of Net Income, and gave zero weight to the use of a prior transaction in SMC Global stock that MIAC’s new management did not deem relevant for purposes of establishing a current valuation.

As of December 31, 2014, MIAC valued its investment in SMC Global at approximately $7,616,080 ($0.52 per SMC share). The increase in valuation is attributable primarily to improved earnings at SMC Global, offset by reducing to zero the weight given to the use of a Multiple of Revenue as a valuation metric.

As of December 31, 2015, MIAC valued its investment in SMC Global at approximately $7,919,724 ($0.58 per SMC share).

As of June 30, 2016, MIAC valued its investment in SMC Global at approximately $7,736,283 ($0.58 per SMC share).

(b) Foreign Currency Translation

The books and records of the Company are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

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(c) Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The accounting estimates that require management’s most difficult and subjective judgments are reflected in management’s valuation of its interests in SMC Group and the realization of deferred tax assets. Because of the uncertainty in such estimates, actual results may differ from these estimates.

(d) Income Taxes

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions during the year ended December 31, 2014 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six months ended June 30, 2015, the Company did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

(e) Security Transactions, Dividend Income and Other Income

Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividends are recorded on the ex-dividend date.

(f) Indemnification

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts with its vendors and others that provide for general indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company. However, based on experience, the Company expects that risk of loss to be remote.

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2. ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Administrative Fees

(a)	The Board has approved base compensation for the CEO of the Company, David Lesser, at a rate of $10,000 per month. In addition, on April 11, 2016, the Board approved bonus compensation of $120,000 to David Lesser.

(b)	The Company has hired Morrison Cohen, LLP (“MoCo”) as its legal counsel with respect to general corporate matters. A spouse of the Company’s CEO is a partner at Morrison. During the six months ended June 30, 2016, the Company paid $0 in legal fees to MoCo in connection with various legal matters.

(c)	Gemini Fund Services (“GFS”) has provided administrative services to the Company including fund administration and fund accounting, pursuant to an Administration Agreement with the Company. Prior to March 2009, fees were billed at $5,625 per month for fund administration and fund accounting combined. Starting in March 2009 fees are billed at $3,000 per month for fund administration and $1,333 for fund accounting. GFS had deferred certain of its fees. As of December 31, 2015 a total of approximately $127,000 of such fees had been accrued. During 2015, the Company commenced internalizing administrative, accounting and reporting functions. On February 10, 2016, the Company entered into a settlement agreement with GFS whereby the Company terminated its agreement and settled the outstanding amount owed by paying $80,000 which is approximately $47,000 less than what the Company had accrued on its books which was recognized as Other Income during 2016.

3. INVESTMENT TRANSACTIONS

As previously disclosed, MIAC negotiated a right to sell 1,131,345 shares of SMC Global back to the “promoter group” of SMC at a price of 125 Indian Rupees per share in the event SMC did not complete a public offering and a listing on a primary exchange in India by March 31, 2015. On April 1, 2015, MIAC exercised its right and on November 19, 2015 MIAC closed on this contemplated sale and received proceeds of $2,139,011 ($0.20 per MIAC share).

In addition, MIAC has entered into a Right to Sell Agreement (the “Right to Sell”) with the “promoter group” of SMC pursuant to which MIAC will have a right to sell 100,000 shares of SMC back to the “promoter group” of SMC on the first day of each month commencing with April 1, 2016 continuing until SMC completes a qualified public offering and listing on either a primary stock exchange in India or the Unites States. The purchase price will be the Fair Market Value of the stock at the time of the transaction. There can be no assurance the “promoter group” will comply with their obligations related to the Right to Sell Agreement. During the first six months of 2016, MIAC sold 300,000 shares pursuant to the Right to Sell which generated gross proceeds of approximately $370,000.

In addition, MIAC entered into a Consulting Agreement with SMC and received an initial payment of approximately $85,000 during 2015 and $85,000 in 2016 which was recognized as Other Income. As of June 30, 2016, MIAC owned 13,304,690 shares of SMC.

14

As previously disclosed, on October 20, 2014, SMC publicly filed a Draft Red Herring Prospectus (“DRHP”) with the Indian securities regulatory authority (“SEBI”), in anticipation of conducting a Further Public Offering (“FPO”) of its shares and a listing of its shares on India’s principal stock exchanges, the Bombay Stock Exchange and the National Stock Exchange of India. On April 8, 2015, SMC was notified that it has cleared the SEBI regulatory process for the FPO and is now in the Red Herring Prospectus stage in anticipation of the FPO. The FPO contemplates the sale of approximately $20 million (as converted to U.S. Dollars) of new shares of SMC. MIAC has negotiated the right to participate in the FPO by selling up to approximately $3 million (as converted to U.S. Dollars) of its SMC shares as part of the FPO. MIAC believes that it has complied with all requirements to participate as a selling shareholder in the FPO. There can be no assurance as to when or if the FPO will occur. In addition, there can be no assurance as to what the ultimate price per share will be, if the FPO occurs.

SMC has notified MIAC that it is exploring an initial public offering (“IPO”) and listing in the United States as an alternative to its offering and listing in India. There can be no assurance as to when or if the IPO will occur. The current estimate provided by SMC to MIAC with respect to timing targets a completion of the IPO in or about the second quarter of 2016. In addition, there can be no assurance as to what the ultimate price per share will be, if the IPO occurs.

On November 19, 2015 the Company adopted a $7,910,724 ($0.581 per SMC share) valuation of the Company’s investment in SMC. This valuation per SMC share has not been changed for the as of June 30, 2016 which translates to a total value of $7,736,283.

On June 11, 2015, Millennium Investment & Acquisition Company, LLC (“MIAC”) completed the previously announced acquisition of an activated carbon plant in Kawaihae, Hawaii for $1.28 million. MIAC believes this acquisition is a compelling opportunity that should generate an attractive return on investment. The acquisition price is a small fraction of the more than $44 million originally invested in the plant from 2009 to 2012. Despite commencing operations in 2011, the plant failed to achieve full commercial operations and generate profits. It ceased operating in 2012, and its owner filed for bankruptcy. MIAC intends to upgrade the plant and establish full commercial operation and profitability.

When operating, the plant will process a waste stream of macadamia nut shells into a special form of activated carbon (“AC”). AC has many small pores, which give the substance an extremely large surface area. The plant consists of 13 acres of land leased from the Department of Hawaiian Home Lands (“DHHL”), the existing equipment, and approximately 24,000 tons of macadamia nut shells, which represent more than a 2-year supply. AC’s large surface area and complex network of pores provide benefits in a variety of chemical processes including filtration, purification, and energy storage. The plant is designed to produce a premium-grade AC with characteristics that are particularly attractive for energy storage applications and that should command a price premium relative to commodity-grade AC. In particular, the AC produced by the plant should be of value in the manufacture of ultra-capacitors, an advanced alternative to traditional batteries for electricity storage. There are also other emerging applications for premium-grade AC, such as natural gas storage, that present additional growth opportunities. The plant is proximate to the port of Kawaihae, which will facilitate AC transportation.

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MIAC is developing a capital plan for returning the plant to commercial operation and profitability. MIAC currently anticipates that between $10 - $15 million of additional investment will be required to upgrade the plant, provide working capital, and cover contingencies until stabilized commercial operation is achieved. MIAC is currently exploring a potential debt financing and has received an appraisal that estimates the “as-is and in place” fair market value of the asset to be approximately $13,900,000 as of the date of acquisition.

Achieving full-scale commercial operation may take several years after which the plant should generate an attractive return on its invested capital. There can be no assurance as to how much capital or how long this process will take or what the ultimate stabilized cash flow, if any, from the project will be. MIAC believes that purchasing the plant at a substantial discount to the capital investment made by the original developer increases the likelihood of generating attractive rates of return. In addition, as part of the acquisition and bankruptcy process, MIAC amended the terms of the ground lease with DHHL to reduce the annual rental amount, defer the rent for the first two years, and eliminate other historical liabilities, which should further enhance MIAC’s likelihood of success. There can be no assurance that the investment in the plant will generate an attractive return on MIAC’s invested capital.

4. INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. An investment company may invest in restricted securities that are consistent with the Company’s investment objective and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of June 30, 2015, the Company was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Cost/Share	Value	Value/SMC Share
SMC Global Securities LTD	January 21, 2008	13,304,690	39,144,906	2.94218852	7,736,283	0.581

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5. INCOME TAXES

The provision for income taxes is comprised of the following for the year ended December 31, 2015:

December 31, 2015
Current
Federal	$-
State and Local	-
Total Current Tax Expense (Benefit)	-
Deferred
Federal	(451,115)
State and Local	-
Total Deferred Tax Expense (Benefit)	(451,115)
Less Valuation allowance adjustment	451,115
Total Tax Expense (Benefit)	$-

At December 31, 2015, the Company had total net operating and capital loss carry forwards of approximately $4.6 million for federal income tax purposes available to offset future taxable income as follows. The loss carry forwards can be carried forward 20 years and will expire at various dates ranging from 2018 through 2035.

Deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes and consist of the following:

December 31, 2015
Deferred Tax Assets
Net unrealized loss on investments	$6,835,093
Net loss carryforwards	1,594,947
Total deferred tax assets	8,430,040
Less: valuation allowance	(8,430,040)
Net deferred taxes	$-

A reconciliation of the statutory United States federal tax rate to the Company’s effective income tax rate is as follows:

December 31, 2015
Tax at federal statutory rate	35.0%
Change in Valuation Allowance	-35.0%
Provision for Taxes	0.0%

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Management evaluates the Company’s deferred income tax assets and liabilities to determine whether or not a valuation allowance is necessary. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Realization of future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate future taxable income during those periods in which temporary differences become deductible and/or credits can be utilized. Based on decrease in value of the Company’s investment in SMC Global, and the uncertainty as to when the value will improve enough to allow the Company to recognize gains on the SMC Global investment and enable the Company to utilize its deferred tax assets, the Company recorded a full valuation allowance against its deferred tax assets as of December 31, 2015.

The Company’s policy for recording interest and penalties associated with uncertain tax positions is to record such items as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from February 14, 2007 (inception) through December 31, 2015. The Company does not expect its unrecognized tax benefit position to change during the next twelve months and is currently unaware of any issues that could result in significant payments, accruals or material deviations from its position. The Company’s tax positions for 2010 to 2015 have been analyzed, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years.

6. COMMON STOCK

In November 2013, the Company’s Board of Directors authorized a buyback of up to 800,000 shares of its common stock. Buybacks will be made from time to time based on the view of the Company of its trading price relative to its underlying value and subject to compliance with applicable legal requirements. No buybacks were made during the six months ended June 30, 2016.

American Stock Transfer & Trust Company, LLC serves as the transfer agent and dividend disbursing agent for the Company under a transfer agency agreement.

8. SUBSEQUENT EVENTS

The Company is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non- recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

On August 15, 2016 MIAC sold 300,000 shares of SMCG for net proceeds of approximately $368,000. After giving effect to such sale, MIAC holds 13,004,690 shares of SMC Global.

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Additional Information

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

The Company’s Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request, by calling collect (212) 751-0371.

Item 2. Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants. Not applicable for semi-annual reports.

Item 6. Schedule of Investments See item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

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At the Annual Meeting of Shareholders held on June 13, 2016, shareholders of record voted to approve the following proposals:

1) Shareholders elected each of the four nominees to the Board of Trustees for a one-year term

	For	Withheld	Broker Nonvotes
David Lesser	4,055,429	41,707	2,985,991
Dionisio D’Aguilar	3,989,456	107,680	2,985,991
Jesse Derris	4,055,429	41,707	2,985,991
Kevin McTavish	4,055,429	41,707	2,985,991

2) Shareholders ratified BDO USA, LLP as the Trust’s independent audit firm for 2016.

For	Against	Abstain
6,934,733	138,683	9,711

There has been no change to the Company’s capital stock based on the approvals above.

Item 11. Controls and Procedures.

(a) Based upon an evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (and item 11 (a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (and item 11(b) of Form N-CSR) are filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Millennium Investment & Acquisition Company Inc.

By (Signature and Title)	/s/ David H. Lesser
David H. Lesser, Chairman, CEO, Secretary, and Treasurer
August 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David H. Lesser
David H. Lesser, Chairman, CEO, Secretary, and Treasurer
August 30, 2016

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